IKONA GEAR INTERNATIONAL, INC.
100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

        This Proxy Statement is being furnished to the shareholders of Ikona Gear International, Inc. (respectively, the "Ikona Shareholders" and "Ikona" or the "Company") in connection with the solicitation by Ikona of proxies to be used at the Annual Meeting of Ikona Shareholders on March 19, 2007 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof.  When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification.  If no choice is specified on a proxy, the shares it represents will be voted

*	FOR the election of three (3) Directors;

*	FOR the ratification of Dohan & Company, CPA’s, P.A. as the Company's independent registered public accounting firm for the fiscal year ended August 31, 2007

*	FOR the amendment of the company’s 2003 Equity Incentive Plan to increase the quantity of stock that may be issued pursuant to Stock Awards from an aggregate of 4,400,000 to 8,400,000.

*	FOR the ratification and approval of the Amended and Restated Articles of Incorporation of the Company in the form of Appendix “A” attached hereto.

according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

        In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting.  At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.  IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

        This Statement is being mailed on or about _____________, 2007, to Ikona Shareholders eligible to vote at the Annual Meeting.  Concurrently with the mailing of this Statement, Ikona is furnishing to its shareholders Ikona's Annual Report on Form 10-KSB for its fiscal year ended August 31, 2006, its Quarterly Report on Form 10-QSB for the three months ended November 30, 2006, the Company’s proposed Amended and Restated Articles of Incorporation (Appendix A) and the 2003 Equity Incentive Plan (Appendix B).

        Ikona is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail.  The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Ikona Shareholders and brokers by one or more of the Directors or by Officers or employees of Ikona.  Ikona may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions.  As of the date of this mailing, however, Ikona has not made any contracts or arrangements for such solicitations; hence they cannot identify any parties or estimate the cost of such solicitation.

        Only Ikona Shareholders of record as of the close of business on February 5, 2007 (the "Record Date"), will be entitled to vote at the Annual Meeting.  Representation of a majority of Ikona's shares of common stock outstanding on the Ikona Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting.  When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors; and on all other matters, a proposal will be ratified if votes in favor of the proposal are greater than votes against the proposal.  As of the Record Date, Ikona had outstanding 28,349,292 shares of common stock, with each share being entitled to one vote.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

We are soliciting proxies for the 2006 annual meeting of shareholders.  The Board is furnishing this Proxy Statement and the accompanying proxy to shareholders of Ikona as part of the solicitation of proxies for use at the Meeting.  You are receiving a proxy statement because you owned shares of our common stock on February 5, 2007 (the “Record Date”), and that entitles you to vote at the meeting.  This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

This Proxy Statement, the Notice of Annual Meeting and the enclosed form of proxy are first being mailed to the shareholders of Ikona on or about ____________________, 2007.

Date, Time and Place of Meeting

The Meeting will be held on March 19, 2007 at Ikona Gear’s Coquitlam Headquarters located at 100-1650 Brigantine Drive, at 3:00 PM local time.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and committees thereof, the compensation of directors and executive officers for fiscal 2006 and other information that the Securities and Exchange Commission requires us to provide annually to our shareholders.

How may I obtain Ikona’s 10-KSB and other financial information?

A copy of our 2006 Form 10-KSB and our Form 10-QSB for the quarter ended November 30, 2006 are enclosed and incorporated by reference herein.   Shareholders may request another free copy of our 2006 Form 10-KSB and Form 10-QSB, from:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

We will also furnish any exhibit to the 2006 Form 10-KSB or Form 10-QSB if specifically requested. Shareholders may also find other filings with the SEC and corporate governance and other information on the investor relations page of our website at http://www. ikona.ca, as well as on the SEC website at www.sec.gov.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will report on our fiscal 2006 performance and respond to appropriate questions from shareholders.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date, are entitled to receive notice of and to participate in the annual meeting. If you were a shareholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of Ikona Gear International, Inc. common stock you owned as of the Record Date on each matter considered at the meeting. As of February 5, 2007, there were approximately ____ shareholders of record of Ikona common stock and 28,349,292 shares of the Company’s common stock outstanding and entitled to vote.

Who can attend the meeting?

Subject to space availability, all shareholders as of the Record Date, or their duly appointed proxies, may attend the meeting.  If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will also need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or Internet, indicating your plans when prompted.

Matters to be Considered

The purpose of the Meeting is to consider and vote upon the following matters:

*	to elect three (3) Directors;

*	the ratification of Dohan & Company, CPA’s, P.A. as the Company's independent registered public accounting firm for the fiscal year ended August 31, 2007

*	to amend of the company’s 2003 Equity Incentive Plan to increase the quantity of stock that may be issued pursuant to Stock Awards from an aggregate of 4,400,000 to 8,400,000

*	the ratification and approval of the Amended and Restated Articles of Incorporation of the Company in the form of Appendix “A” attached hereto.

        Management of Ikona does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement.  If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

What constitutes a quorum?

        The presence at the meeting, in person or by properly executed proxy of holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting.  As of February 5, 2007, 28,349,292 shares of common stock, representing the same number of votes, were outstanding.  Thus, based on the February 5, 2007 number, the presence of the holders of common stock representing at least 14,174,647 votes will be required to establish a quorum.  Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Broker non-votes will not be considered present at the meeting for purpose of determining a quorum.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting.  We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.  If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted.  You can vote by proxy by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board.  The Board and management do not now intend to present any matters at the annual meeting other than those outlined in the notice of the annual meeting.  Should any other matter requiring a vote of shareholders arise, shareholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.  For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.  In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted and certified by the Inspectors of Election, who are employees of Signature Stock Transfer, Inc., the Company’s transfer agent.  If you are a shareholder of record, your signed proxy card is returned directly to Signature Stock Transfer, Inc. for tabulation.  If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Signature Stock Transfer, Inc. on behalf of its clients.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board.  The Board’s recommendations are set forth together with the description of each item in this proxy statement.  In summary, the Board recommends a vote FOR each of the proposals.

Will shareholders be asked to vote on any other matters?

To the knowledge of the Company and its management, shareholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for shareholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.    Directors are elected by a plurality of the votes cast at the meeting, which means that the one nominee who receives the highest number of properly executed votes will be elected as a director, even if that nominee does not receive a majority of the votes cast. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

 The officers and directors of Ikona have indicated that they intend to vote their shares FOR each director.  These individuals own shares representing a total of 6,020,000 shares, or approximately 21.2% of the total number of shares of Ikona common stock outstanding as of the Record Date.

Approval of Independent Registered Public Accounting Firm.    The ratification of the appointment of Dohan & Company, CPA’s, P.A. to serve as the Company’s independent auditors for fiscal 2007 (Item 2) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

Approval of an Amendment to our 2003 Equity Incentive Plan to provide for an increase in the number of authorized shares to be issued under our 2003 Equity Incentive Plan.    The approval of an amendment to our 2003 Equity Incentive Plan to provide for the increase in the number of authorized shares to be issued under our 2003 Equity Incentive Plan from an aggregate of 4,400,000 to 8,400,000 (Item 3) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

Approval of Amended and Restated Articles of Incorporation of the Company.  The ratification and approval of the Amended and Restated Articles of Incorporation of the Company (Item 4) requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.  You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”   If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”   If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the shareholder of record, and you are considered the beneficial owner of your shares.  The Company has supplied copies of its proxy materials for its 2006 annual meeting of shareholders to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting.  The broker, bank or other nominee that is the shareholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.  If you hold your shares in a brokerage account but you fail to return your voting instruction card to your broker, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal.  If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Item 1).  The ratification of the appointment of the Company’s independent auditors (Item 2) requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.  A broker non-vote is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved. Shares represented by such “broker non-votes” will however, be counted in determining whether there is a quorum.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the election of directors and the ratification of the appointment of Dohan & Company, CPA’s, P.A. as our independent auditor, even if the broker, bank or other nominee does not receive voting instructions from you.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

The Company intends to announce the preliminary voting results at the annual meeting and publish the final results in its quarterly report on Form 10-QSB for the quarter ending February 28, 2007.

What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders?

You may submit proposals for consideration at future shareholder meetings.  For a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than August 31, 2007.   Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholders proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

For a shareholder proposal that is not intended to be included in our proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal and provide the information required by our by-laws and give timely notice to the Corporate Secretary in accordance with our by-laws, which, in general, require that the notice be received by the Corporate Secretary:

(a)     Not less than 60 days prior to the next meeting, and

(b)     Not more than 90 days prior to the next meeting.

In the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to shareholders, notice by the shareholders to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of this proxy statement or voting materials, you should contact our proxy solicitor:

Corporate Secretary

Ikona Gear International, Inc.

100-1650 Brigantine Drive

Coquitlam, British Columbia

Canada, V3K 7B5

Solicitation of Proxies; Expenses

The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by Ikona.  In addition to solicitation by mail, the directors, officers, and employees of Ikona may solicit proxies from shareholders by telephone or in person.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to Ikona shareholders.  Ikona may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.

YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

SUMMARY OF PROPOSALS TO BE DECIDED AT THE ANNUAL MEETING

        The following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand each Proposal fully, you should carefully read this entire document.

        1.      Proposal No. 1 - Election of Directors. The Directors of the Company have voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of the Shareholders and until their successors are elected and qualified.  The persons named in the accompanying form of Proxy intend, in the absence of contrary instructions, to vote all proxies FOR the election of the following nominees:

1.	Laith I. Nosh
2.	Nicola Simon
3.	Joe Vosburgh

                All nominees have consented to stand for election and to serve if elected.  If any such nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

        2.     Proposal No. 2 - Selection of Independent Registered Public Accounting Firm for the Company.   The Board of Directors of the Company has approved the selection of the firm of Dohan & Company, CPA’s, P.A. as independent accountants for the Company for the fiscal year ending August 31, 2007.  Dohan & Company, CPA’s, P.A, examined and reported on the financial statements of the Company for the fiscal years ended August 31, 2006, August 31, 2005 and August 31, 2004 as well as provided services related to filings made with the Securities and Exchange Commission until June 9, 2006.   The selection of Dohan & Company, CPA’s, P.A. is hereby being submitted to the shareholders for ratification at the Annual Meeting.

        3.     Proposal No. 3 - Approval of Amendment to the 2003 Equity Incentive Plan.  The Company believes that it is important to be able to offer to its directors, executive officers, key employees, advisors and consultants the kind of equity incentives that are generally available to other operating businesses.  The Company is seeking approval to increase the number of shares of common stock that may be issued under the Equity Incentive Plan (the "Plan") by an additional 4,000,000 shares. Currently, there are 4,400,000 shares authorized to be issued under the Plan, of which approximately 4,300,000 shares have either already been issued, are reserved for issuance pursuant to the exercise of options that have been granted, and are outstanding under the Plan.  Approximately 100,000 shares remain available for grant or issuance.

        4.     Proposal No. 4 – Ratification and Approval of Amended and Restated Articles of Incorporation.  The Board of Directors of the Company has adopted, subject to shareholder approval, the amendment and restatement of the Company’s Articles of Incorporation to authorize Twenty Five Million (25,000,000) shares of undesignated preferred stock, par value $0.00001 per share, in such series and containing such preferences, limitations, and relative rights as may be determined by our Board of Directors from time to time.  The Amended and Restated Articles of Incorporation also include the following changes to our corporate governance: (i) requirement for an annual shareholder’s meeting, (ii) requiring the Company to issue shares for a minimum fair market value and take appropriate action against the Board of Directors if shares are issued for less than fair market value; (iii) prohibiting the issuance of shares for consideration in the form of promissory notes or services to be performed in the future; (iv) establishing identical voting rights for directors and classes of directors on the Board of Directors of the Company; (v) requiring the Company to issue shares that are only fully paid and non-assessable; (vi) allowing shareholders to dissent on proposed specific fundamental changes; and (vi) allowing minority shareholders to bring derivative actions.  The approval of the Amended and Restated Articles of Incorporation are hereby being submitted to the shareholders for ratification at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Board of Directors has voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of our Shareholders and until their successors are elected and qualified.  Each of the following nominees currently serves as a Director of our Company and has consented to be nominated to serve as a Director of the Company for the following year.

        a.        Nominees.

                   In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:

1.	Laith I. Nosh

2.	Nicola Simon

3.	Joe Vosburgh

                   Each of the nominees is currently a Director of the Company.

        b.        Recommendations to Shareholders.

                   The Ikona Board of Directors believes that the election of each of the above named nominees is in the best interest of the Ikona Shareholders, and unanimously recommends a vote FOR Proposal No. 1.

        c.        Votes Required.

                   Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                   The Company's Articles of Incorporation expressly prohibit cumulative voting.  Therefore, the holders of a majority of the Company's shares voting at a meeting at which a quorum is present could elect all of the Directors.  It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

        d.        Information Concerning Directors and Director Nominees.

Our Directors and their respective ages and positions are set forth below:

Name	Age	Position

Laith I. Nosh	58	Director, President, Chief Executive Officer and interim Chief Financial Officer
Joe Vosburgh	38	Director, Executive Vice President
Nicola Simon	39	Director

Nicola Simon, one of our directors is "independent" within the meaning of NASDAQ’s listing standards.  For this purpose, an "independent director" is defined to exclude officers or employees of the company or its subsidiaries or other individuals having a relationship with the issuer that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Laith Nosh, Director, President, Chief Executive Officer and interim Chief Financial Officer

Mr. Nosh has served as a director and our president and chief executive officer since October 2003.  Mr. Nosh was a founder of our predecessor company and the current operating subsidiaries, where he worked as president and chief executive officer since inception in August 2001.  He has been instrumental in the development, refinement and patenting of the Ikona Gearing System over the last eight years.  He has also developed and patented consumer product devices for the construction industry.  He received his degree from the University of Alberta in Mechanical Engineering and has over 30 years of experience in engineering, business management and marketing.

Nicola Simon, B. Eng. (Hons.), Director

Ms. Simon has served as one of our directors since April 2005. Ms. Simon joined Ikona's board after an almost 15 year career in engineering, international manufacturing, product development, and project management. Presently and for the past eight years, Ms. Simon has been employed with Ballard Power Systems, a global leader in fuel cell development and manufacture.  In her current role as Platform Manager for Fuel Cell Development (Vancouver, Canada & Nabern, Germany), Ms. Simon manages multi-million dollar project budgets and is responsible for product and process development of fuel cells intended for automotive applications. Ms. Simon’s past projects have led to the development and implementation of fuel cells for fleet vehicles, buses and stationary applications.  Previously, she held production management, project and manufacturing engineering positions at T&N (automotive part producer) and was a development engineer with IBM, France. She holds a Bachelor's Degree, First Class (Honors), in Mechanical Engineering from Brunel University in the United Kingdom.

Joe Vosburgh, Director and Executive Vice President

Mr. Vosburgh served as an independent director from July 2005 to November 2006. In November of 2006, Mr. Vosburgh joined Ikona as Executive Vice President, retaining the position of related director on Ikona’s board.  Mr. Vosburgh joined Ikona after more than twelve years experience in product strategy, product marketing and development, global product portfolio planning, and risk analysis.  As of August 31st, 2006 Mr. Vosburgh was senior product manager, strategic marketing, for Ballard Power Systems, a global leader in fuel cell development and manufacture.  In this role, Joe has redefined Ballard's international product strategy for light-duty fuel cell products, developed global portfolio strategies, and spearheaded corporate-wide business realignment and product cost reduction projects.  From 1997-2001 Mr. Vosburgh held senior level product management positions in marketing, business development and professional services positions with Creo Inc. (now owned by Kodak).  From 2001 to 2002, Joe was Director, Professional Services with Infowave Software Inc.  From 2002 to 2003, he was a Product Marketing Director with Norsat International Inc., and from 2003 to 2005 he was Senior Product Manager for Chancery Software Inc. Mr. Vosburgh holds a Master's of Business Administration (MBA) in marketing and accounting from Queen's University (1995), and a Bachelor's Degree of Engineering from the University of Victoria (1993).  Joe has also received certification in managing new product development from Kellogg Graduate School of Management (2001), and lectures on Strategic Marketing, Business Strategy and Economics at the University of Phoenix and Kwantlen University College.

        Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2007 or until a successor is duly elected and qualified.

        No family relationship exists between any director or executive officer.

        Except as disclosed above, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        Except as set forth above, during the last five (5) years, no director or officer of the Company has:

a.

had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b.	been convicted in a criminal proceeding or subject to a pending criminal proceeding;

c.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

d.

been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

        2.        Meetings and Committees of the Board of Directors

a.        Meetings of the Board of Directors

During the fiscal year ended August 31, 2006, ten meetings of the Board of Directors were held, including regularly scheduled and special meetings. Nosh, Polman, Simon and Vosburgh attended 100% of the board meetings. Anderson who resigned on September 28, 2005 did not attend the board meeting in September 2005.  Outside directors were not reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as directors.

b.        Committees

The board has the authority and appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board.

Audit Committee

The audit committee was composed of Simon Anderson, CA and Laith Nosh from September 1, 2005 to September 28, 2005. From September 28, 2005 to January 15, 2006, Laith Nosh was the only member of the audit committee. From January 16, 2006 to August 31, 2006, the audit committee was composed of Nicola Simon and Joe Vosburgh. The audit committee is without a member who would be deemed an audit committee financial expert within the meeting of Item 401(e)(2) of regulation S-B. Efforts are under way to find a suitable independent audit committee financial expert. The audit committee is responsible for accounting and internal control matters.

The audit committee:

-	reviews with management, the internal auditors and the independent auditors, policies and procedures with respect to internal controls;
-	reviews significant accounting matters;
-	approves the audited financial statements prior to public distribution;
-	approves any significant changes in accounting principles or financial reporting practices;
-	reviews independent auditor services; and
-	recommends to the board of directors the firm of independent auditors to audit our consolidated financial statements.

In addition to its regular activities, the committee is available to meet with the independent accountants, controller or internal auditor whenever a special situation arises.

Audit Committee Report

The audit committee of the board of directors has:

1.

reviewed and discussed the Company's audited financial statements for the fiscal year ended August 31, 2006 with management and representatives of Dohan and Company, CPA’s, P.A., the Company’s independent accounting firm.

2.

discussed with Dohan and Company the matters required to be discussed by SAS 61, as modified or supplemented; and

3.

received the written disclosures and letter from Dohan and Company required by Independence Standards Board Standard No. 1 and discussed Dohan and Company's independence with representatives of Dohan and Company.

Based on the review and discussions referred to above, the audit committee recommends to the board of directors that the audited financial statements for the fiscal year ended August 31, 2006, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

By:  The Audit Committee

Nicola Simon

Joe Vosburgh

During the fiscal year ended August 31, 2006, the board established the following committee:

Compensation Advisory Committee

Until January 19, 2006, there was no compensation advisory committee. The compensation advisory committee was struck on January 19, 2006 and is composed of Joe Vosburgh and Nicola Simon for the fiscal year ending August 31, 2006.

The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Laith Nosh, President, at the Company's principal executive offices located in Coquitlam, British Columbia and provide to Mr. Nosh, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation S-B, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before August 31, 2006.

The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Nomination Process

        The Board of Directors has not appointed a standing nominating committee but intends to do so during the current year. The board as a whole, which consists of five members currently, has addressed the process of determining director nominees. The board has not adopted a charter to govern the director nomination process.

        Of the currently serving five directors, none would be deemed to be independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards.  For this purpose, a director is deemed to be independent if he does not possess any vested interests related to those of management and does not have any financial, family or other material personal ties to management.

        The board of directors has not adopted a policy with regard to the consideration of any director candidates recommended by security holders, since to date the board has not received from any security holder a director nominee recommendation.  The board of directors will consider candidates recommended by security holders in the future. Security holders wishing to recommended a director nominee for consideration should contact Mr. Laith Nosh, President, at the Company's principal executive offices located in Coquitlam, British Columbia and provide to Mr. Nosh, in writing, the recommended director nominee's professional resume covering all activities during the past five years, the information required by Item 401 of Regulation SB, and a statement of the reasons why the security holder is making the recommendation. The Company must receive such recommendation before August 31, 2006.

        The board of directors believes that any director nominee must possess significant experience in business and/or financial matters as well as a particular interest in the Company's activities.

Shareholder Communications

        Any shareholder of the Company wishing to communicate to the board of directors may do so by sending written communication to the board of directors to the attention of Mr. Laith Nosh, President, at the principal executive offices of the Company.  The board of directors will consider any such written communication at its next regularly scheduled meeting.

        Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

c.

Director Compensation

            Each of our current directors received an option grant to purchase shares of our common stock under our Equity Incentive Plan. Directors generally receive options to purchase 150,000 shares of our common stock upon joining the board and further options to purchase 50,000 shares of our common stock for each committee on which they serve. We also have annual grants of options to purchase 100,000 shares of our common stock to directors who continue to serve. Directors who are also officers of our company generally receive an option to purchase an additional 150,000 shares of our common stock. Both, chairman of the board and secretary of the board, generally receive options to purchase 100,000 shares each.  Directors who are employees of our company may be granted a further "dollar-weighted" option to acquire common stock when first employed by our company, whereby they receive an option to acquire one share of common stock per dollar of salary that they earn on an annualized basis.  We may grant additional options to other directors commensurate with their roles and other subjective assessments of the compensation committee.  Options are priced based on a 100% of their market value on the date of the grant. Options terminate ninety (90) days after services as a director or committee member are terminated.

Members of our Board of Directors are compensated for their services through grants of options to purchase shares of common stock.  For their services in fiscal year 2006, the following directors have received the following numbers of options to purchase shares of our common stock in consideration of their services:

Director

Options Granted

Laith I. Nosh

150,000

Joe Vosburgh

120,000

Nicola Simon

120,000

d.

Code of Ethics

The directors of our current board adopted a Code of Business Conduct and Ethics on December 12, 2006 for all of our directors, officers and employees.  Our Code of Business Conduct and Ethics is posted on our internet website www.ikona.ca. We will provide to any person without charge, upon request, a copy of our Code of Business Conduct and Ethics.  Such request should be made in writing and addressed to Investor Relations, Ikona Gear International, Inc., 1650 Brigantine Drive, Unit #100, Coquitlam, British Columbia, Canada, V3K 7B5.

        3.        Remuneration and Executive Compensation

        The following table and discussions summarizes all plan and non-plan compensation earned by or paid to our chief executive officer for our last two completed fiscal years.  No other currently serving executive officer received total annual salary and bonus of at least $100,000 during those periods.

TABLE 1

SUMMARY COMPENSATION TABLE

					Long Term Compensation
	Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen- Sation ($)	Restricted Stock Award(s) ($)	Options/ SARs(#)	LTIP Payouts ($)	All Other Compensa- tion ($)
Laith I. Nosh, President & CEO [1]	2006	$118,396	-0-	12,000	-0-	150,000[4]	-0-	-0-
Laith I. Nosh, President & CEO [1]	2005	$110,632	-0-	13,700	-0-	40,000[3]	-0-	-0-
Laith I. Nosh President & CEO [1]	2004	$82,500	-0-	8,855	-0-	550,000[2]	-0-	-0-

1 Mr. Nosh became President & CEO of Ikona Gear International, Inc. on October 27, 2003 when Oban Mining Inc. acquire Ikona Gear USA, Inc. Mr. Nosh received no compensation prior to this date for his services, except from Ikona Gear USA, Inc. Mr. Nosh received his compensation in the form of management fees paid to his consultancy, Diversified Sciences Limited.

2 On June 28, 2005, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 550,000 options with an exercise price of $1.10 per share. Of the options granted, 250,000 options shall be deemed vested immediately and the balance of 300,000 options shall be vested, pro rata, on a quarterly basis, beginning on September 28, 2005, and ending on June 28, 2006.

3 On July 13, 2006, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 40,000 options with an exercise price of $0.65 per share pursuant to his services as a director and committee member. All the 40,000 options granted, vested immediately.

4 On July 24, 2006, pursuant to our 2003 Equity Incentive Plan, Mr. Nosh was granted 150,000 options with an exercise price of $0.27 per share pursuant to his services as a director and committee member. All of the options granted, vested immediately

None of the current executive officers were either employed or served in an executive or employment capacity with the company prior to assuming their duties for Ikona on October 28, 2003, subsequent to the last fiscal year of Ikona Gear.  Upon acquiring Ikona Gear International, Inc., we adopted the fiscal year end of Ikona, being August 31, 2003.  Prior to acquiring Ikona, our fiscal year end was December 31, 2002.

No executive officer has received or will receive perquisites and other personal benefits which, in the aggregate, exceed the lesser of either $10,000 or 10% of the total of annual salary and bonus paid during the fiscal year.

        4.         Compliance With Section 16(a) of the Exchange Act.

        Under the Securities Laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent (10%) of our common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission.  Specific due dates for these reports have been established and the Company is required to report in this report any failure to file by these dates.  All of these filing requirements were satisfied by our officers, directors, and ten-percent holders, with exceptions: - Messrs Polman, Nosh, Vosburgh, Stefan, Tesic and Scekic and Ms. Simon each failed to file on a timely basis one report covering one transaction. In making these statements, we have relied on the written representation of its directors and officers or copies of the reports that they have filed with the Commission.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"

THE ELECTION OF THE NOMINEES AS DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF AUDITORS

        The Board of Directors has selected the firm of Dohan & Company, CPA’s, P.A. independent certified public accountants, to serve as auditors for the fiscal year ending August 31, 2007.  Dohan & Company, CPA’s, P.A. has been the Company's accountants continuously since 2003.  It is not expected that a member of Dohan & Company, CPA’s, P.A. will be present at the Annual Meeting and that a member of that firm will be available to either make a statement or respond to appropriate questions.  Ratification of the selection of our auditors is not required under the laws of the State of Nevada, or applicable rules or regulations of the Securities and Exchange Commission but will be considered by the Board of Directors in selecting auditors for future years.

        The following table details aggregate fees billed for fiscal year ended August 31, 2006 by Dohan & Company, CPA’s, P.A.:

*	Professional services rendered for the audit of the Company's annual consolidated financial statements and the reviews of the Company's quarterly consolidated financial statements;

*	Financial information systems design and implementation; and

*	All other services:

	2006	2005
Audit fees - audit of annual financial statements and review of financial statements included in our quarterly reports, services normally provided by the accountant in connection with statutory and regulatory filings.	$33,700	$30,990

Audit-related fees - related to the performance of audit or review of financial statements not reported under "audit fees" above	0	0

Tax fees - tax compliance, tax advice and tax planning	0	0

All other fees - services provided by our principal accountants other than those identified above	0	0

Total fees paid or accrued to our principal accountants	$33,700	$30,990

        Neither the Board of Directors nor the Audit Committee of the Board of Directors has considered whether the provision of the services covered by the caption "Financial Information System Design and Implementation" or "Other" in the above table is compatible with Dohan & Company, CPA’s, P.A.'s independence.

Votes Required.

        Ratification of the selection of Dohan & Company, CPA’s, P.A. to serve as auditors for the fiscal year ending August 31, 2007 will require an affirmative vote of a majority of the outstanding shares of common stock of the Company represented in person or by proxy at the Annual Meeting and voting on this Proposal.

Management Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DOHAN & COMPANY, CPA’S, P.A.

PROPOSAL NO. 3

INCREASE IN NUMBER OF SHARES ISSUABLE UNDER EQUITY INCENTIVE PLAN

        Our Board of Directors has determined that, in order to be able to provide incentive to the management of prospective acquisition or merger targets, it is in the best interests of our shareholders that the number of shares of our common stock that we are authorized to issue pursuant to the exercise of options, grants and other rights under our 2003 Equity Incentive Plan be increased.

        We are currently authorized to issue up to 4,400,000 shares of common stock under our plan. As of the date of this proxy statement, we have reserved for issuance an aggregate of 4,291,500 shares of common stock pursuant to the exercise of options granted and outstanding under the Plan, employees have exercised options to purchase nil shares and we have awarded nil shares of our common stock to employees and contractors in lieu of cash compensation, leaving a balance of authorized and uncommitted shares which may be issued under the plan of 108,500 shares.

        In order to attract and hire key technical personnel and management as our Company grows, it will be necessary to offer option packages in order that we can compete effectively with other companies seeking the support of these highly qualified individuals. As a result, it is the view of our board of directors that the remaining authorized balance of 108,500 shares under our plan is inadequate to permit us to be successful in obtaining the highly qualified executive management team that the company will require.

        As a result, our board of directors has recommended that we increase the total authorization under our plan by an additional 4,000,000 shares.

        Our executive officers and directors are eligible to received option grants and common stock awards under the Plan. No determination or commitment has been made with respect to the possible participation of our executive officers and directors in future grants under the Plan.

Votes Required

        Approval and adoption of the increase in the number of shares of common stock issuable under our equity incentive plan will require that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board of Directors Recommendation

        OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER OUR EQUITY INCENTIVE PLAN IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

2003 EQUITY INCENTIVE PLAN

        The Company's 2003 Equity Incentive Plan was adopted by the Board of Directors and shareholders.  In order to be authorized to grant incentive stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended, it is necessary that such a plan receive and obtain shareholder approval.  The essential features of the 2003 Plan are outlined below:

        The 2003 Plan provides for the grant of (1) both incentive and nonstatutory stock options, (2) stock bonuses, (3) rights to purchase restricted stock and (4) stock appreciation rights (collectively, "Stock Awards"). Incentive stock options granted under the 2003 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2003 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Stock Awards.

        The 2003 Plan was adopted by the Board of Directors and Shareholders on October 28, 2003.  The 2003 Plan provides a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        The 2003 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 2003 Plan and, subject to the provisions of the 2003 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted; whether a Stock Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock, a stock appreciation right or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an independent stock appreciation right; and the number of shares with respect to which a Stock Award shall be granted to each such person.  The Board of Directors is authorized to delegate administration of the 2003 Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the 2003 Plan to the Compensation Committee of the Board. As used herein with respect to the 2003 Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

        Incentive stock options and stock appreciation rights related to incentive stock options may be granted under the 2003 Plan only to selected employees (including officers and directors who are employees) of the Company and its affiliates. Selected employees, non-employee directors and consultants are eligible to receive Stock Awards other than incentive stock options and such stock appreciation rights under the 2003 Plan. Non-employee directors are eligible only for nonstatutory stock options.  No incentive stock option may be granted under the 2003 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the incentive stock option exercise price is at least 110%of the fair market value of the stock subject to the incentive stock option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 2003 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.  Non-employee directors are eligible only for nonstatutory stock options.

        If any Stock Award granted under the 2003 Plan expires or otherwise terminates without being exercised, the Common Stock not purchased pursuant to such Stock Awards again becomes available for issuance under the 2003 Plan.

        The following is a description of the permissible terms of options under the 2003 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

        The exercise price of incentive stock options under the 2003 Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options under the 2003 Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. However, if options were granted with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m). See "Federal Income Tax Information." At February ___, 2007, the closing price of the Company's Common Stock as reported on the OTC Electronic Bulletin Board was $_____ per share.  In the event of a decline in the value of the Company's Common Stock, The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To date, the Board has not exercised such authority. To the extent required by Section 162(m), an option repriced under the 2003 Plan is deemed to be canceled and a new option granted. Both the options deemed to be canceled and the new options deemed to be granted will be counted against the2003 Plan share limitation.   The exercise price of options granted under the 2003 Plan must be paid either:

(a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (c) in any other form of legal consideration acceptable to the Board.

Option Exercise

        Options granted under the 2003 Plan may become exercisable ("vest") in cumulative increments as determined by the Board. Shares covered by options granted in the future under the 2003 Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the 2003 Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

Term

        The maximum term of options under the 2003 Plan is 10 years. Options under the 2003 Plan terminate three months after termination of the optionee's employment or relationship as a consultant or director of the Company or any affiliate of the Company, unless (a) such termination is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time not exceeding twelve months following such termination; (b) the optionee dies while employed by or serving as a consultant or director of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

        The following is a description of the permissible terms of stock bonuses and restricted stock purchase agreements under the 2003 Plan. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement includes the substance of each of the following provisions as appropriate:

Purchase Price

        The purchase price under each restricted stock purchase agreement is such amount as the Board may determine and designate in such agreement, but in no event may the purchase price be less than eighty-five percent (85%) of the stock's fair market value on the date such award is made.  Notwithstanding the foregoing, the Board may determine that eligible participants in the 2003 Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

Consideration

        The purchase price of stock acquired pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

Vesting

        Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

Termination of Employment or Relationship as a Director or Consultant

        In the event a participant's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise re-acquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Stock Appreciation Rights

        The three types of Stock Appreciation Rights that are authorized for issuance under the 2003 Plan are as follows:

        Tandem Stock Appreciation Rights.  Tandem stock appreciation rights may be granted appurtenant to an option, and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain.  Tandem stock appreciation rights require the holder to elect between the exercise of the underlying option for shares of stock and the surrender, in whole or in part, of such option for an appreciation distribution. The appreciation distribution payable on the exercised tandem right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the option surrender) in an amount up to the excess of (i) the fair market value (on the date of the option surrender) of the number of shares of stock covered by that portion of the surrendered option in which the optionee is vested over (ii) the aggregate exercise price payable for such vested shares.

        Concurrent Stock Appreciation Rights.  Concurrent stock appreciation rights may be granted appurtenant to an option and may apply to all or any portion of the shares of stock subject to the underlying option and are generally subject to the same terms and conditions applicable to the particular option grant to which they pertain. A concurrent right is exercised automatically at the same time the underlying option is exercised with respect to the particular shares of stock to which the concurrent right pertains. The appreciation distribution payable on an exercised concurrent right is in cash (or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the concurrent right) in an amount equal to such portion as shall be determined by the Board at the time of the grant of the excess of (i) the aggregate fair market value (on the date of the exercise of the concurrent right) of the vested shares of stock purchased under the underlying option which have concurrent rights appurtenant to them over (ii) the aggregate exercise price paid for such shares.

        Independent Stock Appreciation Rights.  Independent stock appreciation rights may be granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options. The appreciation distribution payable on an exercised independent right may not be greater than an amount equal to the excess of (i) the aggregate fair market value (on the date of the exercise of the independent right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such independent right, and with respect to which the holder is exercising the independent right on such date, over (ii) the aggregate fair market value (on the date of the grant of the independent right) of such number of shares of Company stock. The appreciation distribution payable on the exercised independent right is in cash or, if so provided, in an equivalent number of shares of stock based on fair market value on the date of the exercise of the independent right.

        If there is any change in the stock subject to the 2003 Plan or subject to any Stock Award granted under the 2003 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 2003 Plan and Stock Awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, and the class, number of shares and price per share of stock subject to such outstanding options.

        The 2003 Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization (a "Change-in-Control"), to the extent permitted by law, any surviving corporation will be required to either assume Stock Awards outstanding under the 2003 Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue Stock Awards outstanding under the 2003 Plan, or to substitute similar Stock Awards, then the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised during such time. Individual options may contain more liberal vesting acceleration provisions.  The acceleration of a Stock Award in the event of a Change-in-Control may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

      The Board may suspend or terminate the 2003 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2003 Plan will terminate on September 15, 2013.  The Board may also amend the 2003 Plan at any time or from time to time.  However, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the 2003 Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

        Under the 2003 Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee.  A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution unless otherwise specified in the option agreement, in which case the nonstatutory stock option may be transferred upon such terms and conditions as set forth in the option, including pursuant to a domestic relations order. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. In addition, shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Federal Income Tax Considerations.

        Incentive Stock Options.  Incentive stock options under the 2003 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.  There generally are no federal income tax consequences to the optionee or the. Company by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.  If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the stock was held. Long-term capital gains currently are generally subject to lower tax rates than short-term capital gains (which are taxed at the ordinary income rate).  The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.  Nonstatutory stock options granted under the 2003 Plan generally have the following federal income tax consequences:

        There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on how long the stock was held. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Restricted Stock and Stock Bonuses.  Restricted stock and stock bonuses granted under the 2003 Plan generally have the following federal income tax consequences:

        Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any.  However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock.  Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long or short-term depending on how long the stock was held from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture.

        Stock Appreciation Rights.  No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

        Potential Limitation on Company Deductions.  As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the 2003 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights maybe granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors"; (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount(or formula used to calculate the amount) payable upon attainment of the performance goal).

PROPOSAL NO. 4

RATIFICATION AND APPROVAL OF THE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

Background

Ikona Gear International, Inc. was initially incorporated on September 20, 2000 under the name Oban Mining, Inc.  The Company filed a Certificate of Amendment on September 21, 2000, another Certificate of Amendment on August 19, 2003, and another Certificate of Amendment on December 1, 2003.

The Board of Directors of the Company is considering the possibility of attempting to have the Company’s Common Stock qualified for listing and trading on the TSX Venture Exchange, (the “Exchange”).  The shares have been trading on the U.S. over-the-counter market and quoted on the OTC Electronic Bulletin Board sponsored by the National Association of Securities Dealers, Inc. (“NASD”).   The listing requirements of the Exchange are complex; and there can be no assurance that the Company can qualify for an Exchange listing.  However, the Exchange has informed the Company that, as a corporation organized under the laws of the state of Nevada, it would be a condition to an Exchange listing that the Company adopt certain rules of governance in its Articles of Incorporation that adopt provisions of the Canada Business Corporations Act (“CBCA”).

The proposed Amended and Restated Articles of Incorporation, if approved by our shareholders, contain provisions related to our corporate governance that are designed to conform to the provisions of the CBCA as required by the Exchange.  If our shareholders approve the adoption of the Amended and Restated Articles, there nevertheless can be no assurance that our efforts to obtain an Exchange listing will be successful.

If approved by the Company’s shareholders at the Meeting, the creating of a class of preferred stock will become effective upon the filing of an Amendment to the Articles of Incorporation with the Nevada Secretary of State.  Although the Board of Directors intends to file such an amendment as soon as practical following the date of the Annual Meeting, if, in the judgment of the Board of Directors, any circumstances exist which would make such filing inadvisable, then, in accordance with Nevada law and notwithstanding the approval by the Company’s shareholders, the Board of Directors may abandon such amendment, either before or after approval and authorization thereof by the shareholders, at any time prior to the effectiveness of the filing of the amendment.

Summary of Changes Made by Amended and Restated Articles of Incorporation

The following is a summary of the changes that the Amended and Restated Articles of Incorporation would make to the rights of our shareholders and the rules of corporate governance to which we would be subject:

(i)

authorize the Company to issue, in one or more series, preferred stock, consisting of Twenty Five Million (25,000,000) shares, having a par value of $.00001 each whose rights, preferences, privileges and other restrictions and qualifications would be established by resolution of the Board of Directors prior to the time of issuance of any such shares of preferred stock.

(ii)

require the Company to hold an annual shareholder’s meeting;

(iii)

require the Company to issue shares for a minimum fair market value and take appropriate action against the Board of Directors if shares are issued for less than fair market value;

(iv)

prohibit the issuance of shares for consideration in the form of promissory notes or services to be performed in the future;

(v)

establish identical voting rights for directors and classes of directors on the Board of Directors of the Company;

(vi)

require the Company to issue shares that are only fully paid and non-assessable;

(vii)

allow shareholders to dissent on proposed specific fundamental changes; and

(viii)

allow minority shareholders to bring derivative actions.

Preferred Stock

If the Amended and Restated Articles of Incorporation are approved by our shareholders, the Board of Directors shall be authorized, without further shareholder approval, to authorize and issue one or more series of preferred stock.  The authority of the Board with respect to each series shall include, but not be limited to, the determination of the following designations, powers, preferences and rights with respect to each such series of preferred stock:

(i). The number of shares constituting that series and the distinctive designation of that series;

(ii)

The dividend rate on the shares of that series, whether dividends shall be cumulative (or partially cumulative), and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)

Whether the shares of such series shall have a preference, as to the payment of dividends or otherwise, over the shares of the Company’s common stock or the shares of any other series of preferred stock;

(viii)

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(ix)	Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of the Company’s preferred stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the Company’s common stock with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Upon the authorization by the Board of each series of preferred stock, Articles of Amendment setting forth the designation of the relative rights and preferences of that series will be filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto. Notwithstanding the forgoing, before the issuance of any shares of any class or series of which the number, preferences, limitations or relative rights are set forth in Articles of Amendment filed in accordance with Section 390(2) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto, the Board of Directors may amend or rescind any terms applicable to such class or series in accordance with the procedures set forth in Section 390(1) of Chapter 78 of the Nevada Revised Statutes or any successor provision thereto.

Purpose and Effect of Creating a Class of Preferred Stock

The purpose of having shares of preferred stock available for issuance is to have sufficient shares available for corporate opportunities which may arise in the future.  The Company’s Board of Directors believe that providing for a class of preferred will provide several long-term advantages to the Company and its Shareholders.  The passage of Proposal 4 will enable us to pursue acquisitions or other transactions that management believes provide the potential for growth and profit.

The majority of public companies in the United States have authorized one or more classes of preferred stock in the articles of incorporation.  Preferred stock is generally defined to mean any class of equity securities which has a preference over common stock in terms of dividends and/or claims upon a company’s assets upon liquidation.  Among other virtues, preferred stock can provide companies a less expensive source of funding for corporate ventures.  The Board of Directors has not adopted any designations, rights or preferences for the preferred stock.  The Board of Directors may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons for such consideration as the Board of Directors determines.  This issuance could result in a significant dilution of the voting rights and the stockholder equity of then existing stockholders.

While the Company at present time has no plan or intention for the issuance of preferred stock, the Board of Directors believes that it is advisable to create a class of preferred stock which the Company has available to provide the Company with the flexibility to use the Company’s capital stock for business and financial purposes in the future.   These preferred shares may be used for various purposes, including, without limitation, raising additional capital through the sale of preferred stock, acquiring another company or business assets in exchange for share if preferred stock, establishing strategic relationships with corporate partners who are compensated with shares of preferred stock, providing equity incentives to employees, officers or directors or pursuing other matters as it deems appropriate.

In summary, increasing our reserve of authorized shares and authorizing the issuance of preferred stock will allow our Board of Directors and flexibility to act promptly in issuing stock to meet our future business needs, which may include:

(i)

acquisitions and mergers;

(ii)

public or private financing;

(iii)

stock splits or stock dividends;

(iv)

recruiting employees and executives;

(v)

employee benefit plans; and

(vi)

other proper business purposes.

The authorization of shares of preferred stock available for issuance may be used to facilitate public or private financings.  If required operating funds cannot be generated by operations, Ikona may need to, among other things, issue and sell unregistered common stock or preferred stock, or securities convertible into common stock or preferred stock, in private transactions.  Such transactions might not be available on terms favorable to Ikona, or at all.  Ikona may sell common stock or preferred stock at prices less than the public trading price of the common stock at the time, and may grant additional contractual rights to purchase not available to other holders of common stock, such as warrants to purchase additional shares of common stock or anti-dilution protections.

The authorization of preferred shares available for issuance also may be used in connection with potential acquisitions.  The ability to use its stock as consideration provides Ikona with negotiation benefits and increases its ability to execute its growth strategy which may include the acquisition of other businesses or technologies.

In addition, the authorization of preferred shares available for issuance may be used for Ikona’s future equity incentive plans for grants to its employees, consultants and directors.  Such equity incentive plans could also be used to attract and retain employees of acquired companies in connection with potential acquisitions.

The flexibility of the Board of Directors of the Corporation to designate and issue all authorized shares of preferred stock could also enhance the ability of Ikona’s board of directors to negotiate on behalf of the shareholders in a takeover situation.  The authorized, but undesignated and unissued shares of preferred stock could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of Ikona.  For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid.  The issuance of additional shares could dilute the stock ownership of persons seeking to obtain control and increase the cost of acquiring a given percentage of the outstanding stock.  Shareholders should therefore be aware that approval of the amendment could facilitate future efforts by Ikona to deter or prevent changes in control of Ikona, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

The availability of preferred shares is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeing shareholder approval in connection with the contemplated action.  If the amendment is approved by the shareholders, the board of directors does not intend to solicit further shareholder approval prior to the designation for issuance or issuance of any shares of preferred stock, except as may be required by applicable law or rules.

Potential Effect of Authorizing Preferred Stock on Holders of Common Stock

The holders of the Company’s Common Stock do not have any preemptive or similar rights to purchase any shares of preferred stock.  Although the creation of a class of preferred stock will not, in and of itself, have any immediate effect on the rights of the holders of shares of the Company’s Common Stock, the issuance of shares of one or more series of preferred stock could, depending on the nature of the rights and preferences granted by the Board of Directors to the newly issued series of preferred stock, affect the holders of the Company’s Common Stock in a number of respects, including, without limitation, the following: (i) though preferred stock generally has no voting rights attached to it, were the Company’s Board of Directors to issue preferred stock with voting rights such stock would dilute the voting power of holders of the Company’s Common Stock; (ii) by reducing the amount otherwise available for payment of dividends on (and/or restricting the payment of dividends on) the Company’s Common Stock, to the extent dividends are payable on shares of a new series of preferred stock; and (iii) by reducing the amount otherwise available for payment upon liquidation of the Company to holders of the Company’s Common Stock, to the extent of any liquidation preference on a new series of preferred stock; and (v) by diluting the earnings per share and book value per share of outstanding shares of the Company’s Common Stock and preferred stock.

Anti-Takeover Effects.  Although , the increase in authorized shares and the authorization to issue preferred stock is not motivated by takeover concerns and is not considered or intended by the Board of Directors to be an anti-takeover measure, the availability of preferred stock could enable the Board of Directors to make more difficult, discourage or prevent an attempt by a person, group or entity to obtain control of the Company by merger, tender offer, proxy contest or other means.  For example, the Board of Directors could issue shares of preferred stock defensively upon favorable terms in response to a takeover attempt.  Such issuance could deter the types of transactions which may be proposed or could discourage or limit the participation of the Company’s Common Stock in certain types of transactions that might be proposed

(such as a tender offer), whether or not such transactions were favored by the majority of Company shareholders, and could enhance the ability of Company officers and directors to retain their positions.  The Board of Directors has no present intention to use the preferred stock in order to impede a takeover attempt.

Dilutive Effects.  The authorization and the subsequent issuance of Preferred Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.  The actual effect on the holders of Common Stock cannot be ascertained until the shares of Preferred Stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

If Proposal 4 is passed, Shareholder approval will not be sought prior to the issuance of those additional shares or preferred stock except as may be required by applicable law, applicable stock exchange requirements, and the terms of such preferred stock will have the rights and preferences determined by the Board of Directors.

No Dissenter’s Rights

       Pursuant to the Nevada Revised Statutes, the holders of our common stock are not entitled to dissenter’s rights in connection with the adoption and approval of the Amended and Restated Articles of Incorporation.  Furthermore, we do not intend to independently provide those stockholders with any such rights.

Notwithstanding the above-mentioned theoretical consequences that could result for holders of Ikona common stock upon issuance of preferred stock bearing certain attributes, the Company’s Board of Directors views the positive consequences to the Company of any likely issuance of preferred stock to outweigh greatly such hypothetical negative consequences.  Accordingly, the Company’s Board of Directors recommends voting FOR the adoption and approval of the proposed amendment to the Company’s Articles of Incorporation creating a class of preferred stock with rights, preferences and limitations to be established by resolution of the Board of Directors.

Votes Required

Approval and adoption of the Amended and Restated Articles of Incorporation will require that the votes cast in favor of the proposal exceed the votes cast against the proposal.

Board of Directors Recommendation

OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION IS IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information with respect to security ownership of management of our common stock by:

*	each person who beneficially owns more than 5% of the common stock
*	each of our executive officers named in the Management section;
*	each of our directors; and
*	all executive officers and directors as a group.

The table shows the number of shares owned as of November 30, 2006 and the percentage of outstanding common stock owned as of November 30, 2006.  Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name and Address of Beneficial Owner	Number of Shares Of Common Stock Beneficially Owned (1)	Percentage of Outstanding Shares Owned Current (as of Nov 30, 2006) (2)
Laith Nosh 1041 Millstream Road West Vancouver, BC Canada V7S2C6	6,740,000(3)	23.9

Dan Brynelsen 5825 San Soucie Road, RR 1, S11 Halfmoon Bay, BC Canada	1,593,416(4)	5.6

Vladimir Scekic 411 - 7th Avenue New Westminster, BC Canada, V3L 1W6	762,500(5)	2.7

George Stefan 840 Vedder Place Port Coquitlam, BC Canada, V3B 8G4	762,500(6)	2.7

Sasha Tesic 307 – 15210 Pacific Avenue White Rock, BC, Canada, V4B 5L2	762,500(7)	2.7

Nicola Simon 2115 Ferndale Ave Vancouver, BC Canada, V5L 1Y3	240,000(8)	0.9

Joe Vosburgh 11018 164a Street Surrey, BC V4N5G8	220,000(9)	0.8

All Officers and Directors as a Group	9,487,500	33.7

_____________

(1)

Security ownership of management is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership.  Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

The percentages shown are calculated based upon 28,207,950 shares of common stock outstanding on November 30, 2006.  In calculating the percentage of ownership, unless as otherwise indicated, all shares of common stock that the identified person or group had the right to acquire within 60 days of the date of this report upon the exercise of options and warrants are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(3)

Mr. Nosh is a director and our President and Chief Executive Officer. Of the 6,740,000 shares, 3,250,000 are held directly by Mr. Nosh; an aggregate of 2,725,000 shares are held by Diversified Sciences Limited, a controlled corporation of Mr. Nosh; and an aggregate of 25,000 shares are held of record by Ikona Gear Technologies, Inc., also a controlled corporation of Mr. Nosh. This includes 740,000 shares of common stock that are subject to an option. Of the shares subject to an option, 740,000 are fully vested and could be purchased within 60 days from the date of this report.

(4)

Mr. Brynelsen would be deemed the beneficial owner of an aggregate of 1,593,416 shares of our common stock. Of those shares, 900,000 are held directly by Mr. Brynelsen; and an aggregate of 693,416 shares are held by Mr. Brynelsen's spouse Ms. Denise Broderick.

(5)

Mr. Scekic is our Vice President of Business Development.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years. Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(6)

Mr. Stefan is our Chief Operating Officer.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years.  Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(7)

Mr. Tesic is our Chief Engineering officer.  This represents a grant of shares of common stock of 762,500 that are subject to option. An option to purchase up to 150,000 shares is subject to quarterly vesting over a period of three years.  Of the 150,000 shares subject to an option, 41,667, is fully vested and could be purchased within 60 days from the date of this report.  Of the 612,500 shares subject to an option, 612,500 are fully vested and could be purchased within 60 days from the date of this report.

(8)

Ms. Simon is one of our directors.  This represents 20,000 shares of common stock that were held by her as an investment at the time she became a director, as well as an option to purchase 220,000 shares of common stock. Of the shares subject to an option, 220,000 and could be purchased within 60 days from the date of this report.

(9)

Mr. Vosburgh is one of our directors.  This represents an option to purchase 220,000 shares of common stock that is fully vested. Of the shares subject to an option, 220,000 are fully vested and could be purchased within 60 days from the date of this report.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Diversified Sciences Limited., a consulting firm that is 100% owned by our president and chief executive officer provides services to us including the services of Laith I. Nosh as President & CEO chief executive officer and in developing and executing our business plan. Total payments to Diversified Sciences Limited in the year ended August 31, 2006 were $118,396 (2005 - $110,632), all of which was payment for Mr. Nosh's services.

Nomadic Financial Corp., a consulting firm that is 100% owned by our former Chief Financial Officer, provided Corporate Finance services to us including the services of Raymond L. Polman, CA as Chief Financial Officer in the year ended August 31, 2006. Total payments to Nomadic Financial Corp. in the year ended August 31, 2006 were $104,473 (2005 - $97,620), all of which was payment for Mr. Polman’s services.

OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above.  If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

        Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly.  Your vote is important.  If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.

IKONA GEAR INTERNATIONAL, INC.

By:______________________________________
Laith I. Nosh, Director, President, Chief Executive Officer and interim Chief Financial Officer

Shareholder Proposals For The 2007 Annual Meeting

If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2007 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to August 31, 2007, along with proof of common stock ownership in the Company.  If, however, notwithstanding the foregoing deadline, a proposal is brought before the Meeting, then under the proxy rules of the Securities and Exchange Commission the proxies solicited by management with respect to the Annual Meeting will confer discretionary voting authority with respect to the shareholder's proposal on the person selected by management to vote the proxies.  If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.  In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by overnight courier to Ikona Gear International, Inc., 1650 Brigantine Drive, Unit #100, Coquitlam, British Columbia, Canada, V3K 7B5,  Attention:  Laith I. Nosh, President, CEO and Director.

Appendix “A”

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

IKONA GEAR INTERNATIONAL, INC.

Ikona Gear International, Inc. (the “Corporation”) was initially incorporated on September 20, 2000 under the name Oban Mining, Inc.  The Corporation filed a Certificate of Amendment on September 21, 2000, another Certificate of Amendment on August 19, 2003, and another Certificate of Amendment on December 1, 2003.

Pursuant to the Nevada Revised Statutes, the undersigned being the President of the Corporation, hereby affirms that the following Amended and Restated Certificate of Incorporation correctly sets forth the provisions of the Articles of Incorporation of the Corporation, as amended, as said Articles of Incorporation have been approved by the directors of the Corporation pursuant to resolutions adopted by unanimous written consent and approved by the Shareholders of the Corporation at an annual meeting of the shareholders duly convened and conducted in accordance with requirements of the Nevada Revised Statutes, and that the following Amended and Restated Articles of Incorporation supercede in their entirety the original Articles of Incorporation and all subsequent amendments thereto.

ARTICLE I

NAME

The name of the Corporation is Ikona Gear International, Inc.

ARTICLE II

PRINCIPAL OFFICES, AGENT

The Corporation’s principal office in the state of Nevada is located at 5844 South Pecos Road, Suite D, Las Vegas, Nevada 89120.  The name and address of the Corporation’s agent is Pacific Corporate Services, 5844 South Pecos Road, Suite D, Las Vegas, Nevada 89120.

ARTICLE III

TERM OF EXISTENCE

The Corporation shall exist in perpetuity, from and after the date of filing this Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, unless sooner dissolved or disincorporated according to law.

ARTICLE IV

OBJECT, PURPOSES AND POWERS

Section 1.  General Objects and Purposes.  To engage in any lawful activity as may from time to time be authorized by the Corporation's Board of Directors, which is not prohibited by law or by these Amended and Restated Articles of Incorporation.  To undertake such other activities as the Board of Directors may deem reasonable or necessary in the furtherance of the general or specific purposes and powers of the Corporation.

Section 2.  General Powers.  Further, the Corporation shall have and may exercise all the rights, powers and privileges now or hereafter conferred upon Corporations organized under the laws of the State of Nevada and in addition may do everything necessary, suitable, proper for, or incident to, the accomplishment of any of these corporate purposes.

ARTICLE V

CAPITAL STOCK

Section 1.  The amount of the total authorized capital stock of the corporation is One Thousand Dollars ($1,000.00).  The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Twenty Five Million (125,000,000), of which, one hundred million (100,000,000) shall be Common Stock, par value $0.00001, and twenty five million (25,000,000) shall be Preferred Stock, par value $0.00001.  All or any part of the capital stock may be issued by the Corporation from time to time and for such consideration and on such terms as may be determined and fixed by the Board of Directors, without action of the stockholders, as provided by law, unless the Board of Directors deems it advisable to obtain the advice of the stockholders.  Said stock may be issued for money, property, services or other lawful considerations, and when issued, shall be issued as fully paid and non-assessable.  The private property of stock holders shall not be liable for Corporation debts.

Section 2.  The preferences and relative participating optional or other special rights and qualifications, limitations or restrictions of the Common Stock of the Corporation are as follows:

(a)

Dividends.  Dividends may be paid upon the Common Stock, as and when declared by the Board of Directors, out of funds of the Corporation legally available therefore, subject to the relative rights and preferences of any then outstanding shares of Preferred Stock, and any other class or series that are issued and outstanding, having preference over the Common Stock.

(b)

Payment on Liquidation.  Upon any liquidation, dissolution and termination of the Corporation, and after payment or setting aside of any amount sufficient to provide for payment in full of all debts and liabilities of, and other claims against the Corporation, the assets shall be distributed pro rata to the holders of the Common Stock, subject to the relative rights and preferences of any then outstanding shares of Preferred Stock and any other class or series that are issued and outstanding, having preference over the Common Stock.

(c)

Voting Rights.  At any meeting of the stockholders of the Corporation each holder of Common Stock shall be entitled to one vote for each share outstanding in the name of such holder on the books of the Corporation on the date fixed for determination of voting rights, except at meetings at which only holders of a specified class of shares are entitled to vote.

(d)

Majority Vote.  The stockholders, by vote or concurrence of a majority of the outstanding shares of the Corporation entitled to vote on the subject matter, may take any action, including an action that could otherwise require a greater vote under the Nev. Rev. Statutes.

(e)

Cumulative Voting.  Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(f)

Preemptive Rights.  Unless otherwise determined by the Board of Directors, no stockholder of the Corporation shall have preemptive rights to subscribe for any additional shares of stock, or for other securities of any class, or for rights, warrants or options to purchase stock for the scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

(g)

Restrictions on Sale or Disposition.  All lawful restrictions on the sale or other disposition of shares may be placed upon all or a portion or portions of the certificates evidencing the Corporation's shares.

Section 3.  The preferences and relative participating optional or other special rights and qualifications, limitations or restrictions of the Preferred Stock of the Corporation are as follows:

(a)

Dividends.  Dividends may be paid upon the Preferred Stock, as and when declared by the Board of Directors, out of funds of the Corporation legally available therefore, and in priority to the holders of Common Stock.

(b)

Payment on Liquidation.  Upon any liquidation, dissolution and termination of the Corporation, and after payment or setting aside of any amount sufficient to provide for payment in full of all debts and liabilities of, and other claims against the Corporation, the assets shall be distributed pro rata in priority to the holders of Common Stock, but they shall not confer a right to any further profits or assets.

(c)

Voting Rights.  At any meeting of the stockholders of the Corporation the voting powers of each holder of Preferred Stock shall include the right, voting as a series, by itself, or together with any other series of the Preferred Stock as a class: (i) to vote more or less than one vote per share on any and all matters voted upon by the shareholders; and (ii) to elect one or more directors of the Corporation if there has been a default in the payment of dividends on any one or more series of the Preferred Stock or under any such other circumstances and upon such other conditions as the Board of Directors may fix.

(d)

Cumulative Voting.  Cumulative voting shall not be allowed in the election of directors or for any other purpose.

(e)

Preemptive Rights.  Unless otherwise determined by the Board of Directors, no stockholder of the Corporation shall have preemptive rights to subscribe for any additional shares of stock, or for other securities of any class, or for rights, warrants or options to purchase stock for the scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges.

Section 4.  Fair market Value. Where shares are to be sold by the Corporation, the directors of the Corporation shall select the shares for sale in good faith and cause the shares to be issued at a rate not less than fair market value.  Where any director of the Corporation who knowingly authorized, permitted or acquiesced in the commission of the issuance of such shares for less than fair market value is a party to and guilty of the offence and is liable on summary to the Corporation to make good any amount by which the consideration received is less than the fair equivalent that the corporation would have received if the share had been issued for a rate equivalent to fair market value.  A Director who proves that the Director did not know and could not reasonably have known that the share was issued for a consideration less than the fair equivalent of the money that the Corporation would have received if the share had been issued for money is not liable under this Section 4 of Article V.

Section 5.  Consideration for Issuance of Shares.  A share shall not be issued until the consideration for the share is fully paid in money or in property or past services that are not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money.  In determining whether property or past services are the fair equivalent of a money consideration, the directors may take into account reasonable charges and expenses of organization and reorganization and payments for property and past services reasonably expected to benefit the Corporation.

Section 6.  Shares in a Series.  The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the Nevada Revised Statutes (the “NRS”) and the provisions of these Amended and Restated Articles of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate pursuant to the NRS, for the issuance of the shares of Preferred Stock in one or more series within each class of shares.  The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

(a)

The number of shares to constitute the series and the distinctive designation thereof;

(b)

The amount of rate of dividend on the shares of the series, whether dividends shall be cumulative, the times at and the terms and conditions upon which dividends shall be paid and any relative rights of priority of payment of dividends to the shares of the series in relation to dividends payable to any other class or series of stock of the Corporation;

(c)

Whether the shares of the series shall be redeemable and, if redeemable, the terms and conditions upon which the shares of the series may be redeemed, including the price at and the date or dates after which the shares may be redeemed and the relative rights of priority of redemption of the shares of the series in relation to the redemption of any other class or series of stock of the Corporation;

(d)

Whether the shares of the series shall be subject to the operation of a retirement or sinking fund to be applied to the purchase or redemption of the shares for retirement and, if such retirement or sinking fund is established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(e)

Whether the shares of the series shall be convertible into shares of any class or classes or of any other series of the same class and, if convertible, the terms and conditions upon which the shares may be converted, including the conversion price or prices or the rate at which the conversion may be made and the method, if any, of adjusting the same;

(f)

The rights of the shares of the series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including the amount payable upon the shares in such event, the terms and conditions of such payment and the relative rights of priority of payment of such shares in relation to the payment of any other class or series of stock of the Corporation;

(g)

The restrictions, if any, on the payment of dividends upon, and the making of distributions to, any class of stock ranking junior to the shares of the series, and the restrictions, if any, on the purchase or redemption of the shares of any such junior class;

(h)

Whether the shares of the series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights, including the number of votes per share, the matters on which the shares can vote and the contingency, if any, which makes the voting rights effective; and

(i)

Any other relative rights, preferences, and limitations of that series.

Section 7.  Shareholders’ Dissent Rights on Proposed Fundamental Changes.  A holder of shares of any class of the Corporation’s stock  may dissent if the Corporation resolves to:

(a)

amend its articles to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)

amend its articles to add, change or remove any restriction on the business or businesses that the Corporation may carry on;

(c)

sell, lease or exchange all or substantially all its property; or

(d)

carry out a going-private transaction or a squeeze-out transaction.

In addition, the holders of shares of any class or series of Preferred Stock may dissent if the Corporation resolves, without the consent of the holders, to amend its articles to:

(a)

 add, change or remove the rights, privileges, restrictions or conditions attached to the shares of such class and, without limiting the generality of the foregoing,

(i) remove or change prejudicially rights to accrued dividends or rights to cumulative dividends,

(ii) add, remove or change prejudicially redemption rights,

(iii) reduce or remove a dividend preference or a liquidation preference, or

(iv) add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, or rights to acquire securities of a corporation, or sinking fund provisions; or

(b)

 increase the rights or privileges of any class of shares having rights or privileges equal or superior to the shares of such class;

(c)

make any class of shares having rights or privileges inferior to the shares of such class equal or superior to the shares of such class;

(d)

effect an exchange or create a right of exchange of all or part of the shares of another class into the shares of such class; or

(e)

constrain the issue, transfer or ownership of the shares of such class or change or remove such constraint.

The right to dissent described in this Section applies even if there is only one class of shares.  Notwithstanding, a holder of shares of any class or series of Preferred shares entitled to vote under Section 176 of the CBCA may not dissent if the Corporation resolves to amend its articles to:

(a)

increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the shares of such class;

(b)

effect an exchange, reclassification or cancellation of all or part of the shares of such class; or

(c)

create a new class of shares equal or superior to the shares of such class;

Section 8.  Minority Shareholder Remedy, Derivative Actions.  Registered holders or beneficial owners, former registered holders and beneficial owners, including minority shareholders, of any class of the Corporation’s stock (the “complainants”) may apply to a court for leave to bring an action in the name and on behalf of the Corporation or any of its subsidiaries, or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the body corporate.  No such action may be brought and no intervention in an action may be made until the court is satisfied that: (i) the complainant(s) have given notice to the directors of the Corporation or its subsidiary of the intention to apply to the court not less than fourteen days before bringing the application, or as otherwise ordered by the court, if the directors of the Corporation or its subsidiary do not bring, diligently prosecute or defend or discontinue the action; (ii) the complainant is acting in good faith; and (c) it appears to be in the interests of the Corporation or its subsidiary that the action be brought, prosecuted, defended or discontinued.

ARTCILE VI

DIRECTORS

Section .  General.  The business and affairs of this Corporation and the management thereof shall be vested in a Board of Directors consisting of at least one (1) but not more than thirteen (13) members. Directors need not be stockholders of the Corporation.

Section .  Number of Directors.  The number of directors may be increased or decreased from time to time, within the limits stated above, by action of the majority of the whole Board of Directors.

Section .  Election of Directors.  The election of directors need not be by written ballot.

Section 4.  Voting Rights.  The voting rights of each director on the Board of Directors, and any class of directors on the Board of Directors, that beneficially own, directly or indirectly, shares of the Corporation shall be the same.

Section 5.  Powers of the Board of Directors.  The Board of Directors shall have the power to adopt, amend or repeal the By-Laws of the Corporation.  In addition, the Board of Directors is authorized to:

(a)

Fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

(b)

 By resolution passed by a majority of the Board of Directors, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.

(c)

   When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders’ meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deem expedient and in the best interests of the Corporation.

(d)

The provisions of this Section do not restrict the directors of the Corporation from taking action to protect the interests of the Corporation and its stockholders, including, but not limited to, adopting or signing plans, arrangements or instruments that grant rights to stockholders or that deny rights, privileges, power or authority to a holder of a specified number of shares or percentage of share ownership or voting power.  The rights conferred in this Section 5(d) of Article VI do not apply to the Corporation.

ARTICLE VII

STOCKHOLDER MEETINGS, CORPORATE BOOKS

          There shall be an annual meeting of stockholders. [item i] Meeting of stockholders may be held outside the State of Nevada, if the By-Laws so provide.  The books of the Corporation may be kept (subject to any provision contained in the Nevada Revised Statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

ARTICLE VIII

CHANGES TO ARTICLES OF INCORPORATION

          This Corporation reserves the right to amend alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by these Amended and Restated Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX

INDEMNIFICATION AND LIABILITY OF DIRECTORS

Section 1.  The Corporation shall indemnify to the fullest extent authorized or permitted by law (as now or hereafter in effect) any person made, or threatened to be made, a defendant or witness to any action, suit or proceeding (whether civil or criminal or otherwise) by reason of the fact that he, his testator or intestate, is or was a director or officer of the Corporation or by reason of the fact that such director or officer, at the request of the Corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or enterprise, in any capacity.  Nothing contained herein shall affect any rights to indemnification to which employees other than directors and officers may be entitled by law.  No amendment or repeal of this Section 1 of Article IX shall apply to or have any effect on any right to indemnification provided hereunder with respect to any acts or omissions occurring prior to such amendment or repeal.

Section 2.  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director.  Additionally, a director is not liable if the director exercised the care, diligence and skill that a reasonably prudent person would have exercised in comparable circumstances, including reliance in good faith on: (i)  financial statements of the corporation represented to the director by an officer of the corporation or in a written report of the auditor of the corporation fairly to reflect the financial condition of the corporation; or (ii)  a report of a person whose profession lends credibility to a statement made by the professional person.  Notwithstanding the foregoing, a director shall be liable to the extent provided by applicable law: (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or, (iii) for any transaction from which such director derived an improper personal benefit.  No amendment to or repeal of this Section 2 of Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Section 3.  In furtherance and not in limitation of the powers conferred by statute:

(a)

the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify against such liability under the provisions of law; and

(b)

the Corporation may create a trust fund, grant a security interest and/or use other means (including, without limitation, letters of credit, surety bonds and/or other similar arrangements), as well as enter into contracts providing indemnification to the fullest extent authorized or permitted by law and including as part thereof provisions with respect to any or all of the foregoing to ensure the payment of such amounts as may become necessary to effect indemnification as provided therein, or elsewhere.